                                               FILED PURSUANT TO RULE 424(B)(2)
                                                          FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 1
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 3, 2000)



                                --------------

                                  $4,292,400

                                 CYGNUS, INC.

                                 Common Stock

                                --------------

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Date of Purchase....................................          April 25, 2000
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Number of Shares....................................              365,000
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Price per Share.....................................              $11.76
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Proceeds to Cygnus..................................            $4,292,400
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





             The date of this Pricing Supplement is April 27, 2000.